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                                                                      EXHIBIT 21

                           WYNN'S INTERNATIONAL, INC.

                           SUBSIDIARIES OF REGISTRANT

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                                                            State or other
                                                            jurisdiction of
          Name                                              incorporation
          ----                                              ---------------
Wynn Oil Company . . . . . . . . . . . . . . . . . . . . .  California
  Wynn's Sales Corporation . . . . . . . . . . . . . . . .  California
  Wynn Marketing Company . . . . . . . . . . . . . . . . .  California
  Wynn's Australia Pty. Limited. . . . . . . . . . . . . .  Australia
  Wynn's Belgium N.V.. . . . . . . . . . . . . . . . . . .  Belgium
  Wynn's Canada, Ltd.. . . . . . . . . . . . . . . . . . .  Canada
  Wynn's Deutschland GmbH. . . . . . . . . . . . . . . . .  Germany
  Wynn's Espana, S.A.. . . . . . . . . . . . . . . . . . .  Spain
  Wynn's France, S.A.. . . . . . . . . . . . . . . . . . .  France
    Wynn's Automotive France . . . . . . . . . . . . . . .  France
    Wynn's Automotive France Professional. . . . . . . . .  France
    Wynn's Industrie . . . . . . . . . . . . . . . . . . .  France
  Wynn's Friction Proofing Mexico S.A. de C.V. . . . . . .  Mexico
  Wynn Oil (N.Z.) Limited. . . . . . . . . . . . . . . . .  New Zealand
  Wynn Oil (South Africa) (Pty) Limited. . . . . . . . . .  South Africa
  Wynn Oil (U.K.) Limited. . . . . . . . . . . . . . . . .  England
  Wynn Oil Venezuela, S.A. . . . . . . . . . . . . . . . .  Venezuela
Wynn's Export, Inc.. . . . . . . . . . . . . . . . . . . .  U.S. Virgin Islands
Alkid Corporation. . . . . . . . . . . . . . . . . . . . .  California
Robert Skeels & Company. . . . . . . . . . . . . . . . . .  California
Wynn's Climate Systems, Inc. . . . . . . . . . . . . . . .  Texas
    Lone Star Manufacturing Co., Inc.. . . . . . . . . . .  Texas
    Wynn's Climate Equipment Company . . . . . . . . . . .  Texas
Wynn's (UK) Limited. . . . . . . . . . . . . . . . . . . .  England
Wynn's Fluid Power, Inc. . . . . . . . . . . . . . . . . .  Delaware
  Wynn's-Precision, Inc. . . . . . . . . . . . . . . . . .  Delaware
    PRPC, Inc. . . . . . . . . . . . . . . . . . . . . . .  Tennessee
    Wynn's-Precision Canada Ltd. . . . . . . . . . . . . .  Canada
      Wynn's-Precision (U.K.) Ltd. . . . . . . . . . . . .  England
      PRP Seals, Ltd.. . . . . . . . . . . . . . . . . . .  Canada
  Dynamic Seals, Inc.. . . . . . . . . . . . . . . . . . .  Delaware


     Except for Wynn Oil Venezuela, S.A., all of the above-named subsidiaries are 100% owned by Registrant. Wynn Oil Venezuela, S.A. is 51% owned by Registrant.